Exhibit 99.1(b)

LETTER OF TRANSMITTAL

POPULAR, INC.

With Respect to the

OFFER TO EXCHANGE

Common Stock for any and all of issued and outstanding (subject to prorationing as set forth in the Prospectus as defined below):

8.327% Trust Preferred Securities of BanPonce Trust I (the “8.327% Trust Preferred Securities”) (CUSIP: 066915AA7),

6.564% Trust Preferred Securities of Popular North America Capital Trust I (the “6.564% Trust Preferred Securities”) (CUSIP: 733186AA8),

6.70% Cumulative Monthly Income Trust Preferred Securities of Popular Capital Trust I (the “6.70% Trust Preferred Securities”) (CUSIP: 73317W203), and

6.125% Cumulative Monthly Income Trust Preferred Securities of Popular Capital Trust II (the “6.125%

Trust Preferred Securities”) (CUSIP: 73317H206)

(collectively, the “Trust Preferred Securities”)

Pursuant to the Prospectus

THE TRUST PREFERRED SECURITIES EXCHANGE OFFER WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON JULY 28, 2009, UNLESS POPULAR, INC. (THE “COMPANY”) EXTENDS THE TRUST PREFERRED SECURITIES EXCHANGE OFFER. TENDERED TRUST PREFERRED SECURITIES MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

The Exchange Agent for the Trust Preferred Securities Exchange Offer is:

GLOBAL BONDHOLDER SERVICES CORPORATION

By Hand, Overnight Delivery or Mail (Registered or Certified Mail Recommended): Global Bondholder Services Corporation 65 Broadway, Suite 723 New York, New York 10006 Attention: Corporate Actions	By Facsimile Transmission (for Eligible Institutions only): Global Bondholder Services Corporation (212) 430-3775 Attention: Corporate Actions To Confirm Facsimile Transmission: (212) 430-3774

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS TO A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

The Company is not providing for guaranteed delivery procedures and therefore tendering holders must allow sufficient time for the necessary tender procedures to be completed during normal business hours of the Depository Trust Company (“DTC”) on or prior to the expiration date. Tenders not received by the Exchange Agent prior to the expiration date will be disregarded and have no effect.

Certain terms used and not defined herein shall have the respective meanings ascribed to them in the Prospectus.

This letter of transmittal is to be used by holders of Trust Preferred Securities that wish to participate in the Trust Preferred Securities Exchange Offer. The instructions contained in this letter of transmittal should be read carefully and in their entirety before this letter of transmittal is completed.

ALL TENDERING HOLDERS MUST COMPLETE THE FOLLOWING:

DESCRIPTION OF TRUST PREFERRED SECURITIES TENDERED

CUSIP Number of Trust Preferred Securities Tendered	Liquidation Amount Tendered

$

METHOD OF DELIVERY

Tendered Trust Preferred Securities are being delivered by book-entry transfer made to the account maintained by the applicable Exchange Agent at DTC. Please complete the following (for use by Eligible Institutions only):

Name of Tendering Institution:
DTC Participant Number:
DTC Account Number:
Transaction Code Number:

NOTE: SIGNATURES MUST BE PROVIDED BELOW

Ladies and Gentlemen:

All capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the prospectus (the “Prospectus”), included in the Company’s registration statement on Form S-4 filed with the Securities and Exchange Commission on June 29, 2009, as amended prior to the expiration date (the “Registration Statement”).

Upon the terms and subject to the conditions set forth in the Prospectus and this letter of transmittal, the undersigned hereby: (i) tenders to the Company the Trust Preferred Securities set forth in the box above entitled “Description of Trust Preferred Securities Tendered,” (ii) subject to and effective upon acceptance for exchange of the Trust Preferred Securities tendered herewith, irrevocably constitutes and appoints the Exchange Agent as the undersigned’s true and lawful agent and attorney-in-fact with respect to any such tendered Trust Preferred Securities, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver certificates representing such Trust Preferred Securities, or transfer ownership of such Trust Preferred Securities on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to the Company, (b) present such Trust Preferred Securities for transfer on the relevant security register and (c) receive all benefits or otherwise exercise all rights of beneficial ownership of such Trust Preferred Securities (except that the Exchange Agent will have no rights to, or control over, the shares of Common Stock issued in respect of such Trust Preferred Securities, except as the undersigned’s agent, all in accordance with the terms of the Trust Preferred Securities Exchange Offer); and (iv) requests that Common Stock issued in exchange for tendered shares of Trust Preferred Securities and checks for payment of any Accrued Distributions to be made in connection with the Trust Preferred Securities Exchange Offer be issued to the order of the undersigned; and (v) the undersigned hereby requests that any Trust Preferred Securities liquidation amounts not accepted for exchange be credited to such DTC participant’s account.

The undersigned hereby acknowledges receipt of: the Prospectus and this letter of transmittal, which together constitute the Company’s offer to exchange newly issued shares of Common Stock for any and all issued and outstanding Trust Preferred Securities subject to prorationing based on Acceptance Priority Levels as set forth in the Prospectus and subject to the condition that if the aggregate liquidation preference of all shares of Preferred Stock and the aggregate liquidation amount of all Trust Preferred Securities tendered in the Trust Preferred Securities Exchange Offer would result in the issuance, upon consummation of the Trust Preferred Securities Exchange Offer, of a number of shares of our Common Stock equal to or in excess of 390,000,000 shares, we will accept for tender only that number of Trust Preferred Securities of a series in accordance with the Acceptance Priority Levels set forth in the Prospectus that will ensure that not more than 390,000,000 shares of the Company’s Common Stock are issued in the Exchange Offer.

The undersigned hereby represents and warrants that: (i) the undersigned has full power and authority to tender, sell, assign and transfer the Trust Preferred Securities tendered hereby;(ii) the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company; and (iii) (a) the undersigned has a net long position in the Preferred Stock or Trust Preferred Securities being tendered pursuant to the Exchange Offer within the meaning of Rule 14e-4 under the Exchange Act and (b) the tender of such Preferred Stock or Trust Preferred Securities complies with Rule 14e-4.

Subject to and effective upon acceptance for exchange of, and issuance of shares of Common Stock for, the Trust Preferred Securities tendered herewith, the undersigned hereby: (i) irrevocably, sells, transfers, conveys and assigns to or upon the order of the Company, all right, title and interest in and to the Trust Preferred Securities tendered hereby; (ii) waives any and all other rights with respect to such Trust Preferred Securities (including with respect to any existing or past defaults and their consequences in respect of such Trust Preferred

Securities); (iii) releases and discharges the Company from any and all claims that the undersigned may have now, or may have in the future, arising out of, or related to, such Trust Preferred Securities, including any claims that the undersigned is entitled to receive additional payments with respect to such Trust Preferred Securities or to participate in any redemption of such Trust Preferred Securities, and (iv) represents that (a) the undersigned is not located or resident in Italy, and did not receive the Prospectus or any invitation to participate in the Exchange Offer in Italy and the undersigned is not acting on behalf of investors located or resident in Italy; (b) the undersigned is not located or resident in the United Kingdom or, if the undersigned is located or resident in the United Kingdom, the undersigned is a person falling within the definition of investment professionals (as defined in Article 19(5) of the Financial Promotion Order (as defined in the Prospectus)) or within Article 43 of the Financial Promotion Order, or to whom the Prospectus and any other documents or materials relating to the Exchange Offer may otherwise lawfully be communicated in accordance with the Financial Promotion Order; (c) the undersigned is not located or resident in Belgium or, if the undersigned is located or resident in Belgium, the undersigned is a qualified investor, in the sense of Article 10 of the Belgian Public Offer Law (as defined in the Prospectus), acting on the undersigned’s sole account; and (d) the undersigned is not located or resident in France or, if the undersigned is located or resident in France, the undersigned is a (i) provider of investment services relating to portfolio management for the account of third parties and/or (ii) qualified investor (Investisseur Qualifié) other than an individual (as defined in, and in accordance with, Articles L.411-2 and D.411-1 of the French Code Monétaire et Financier), acting on the undersigned’s sole account, such representations to be repeated on the expiration date and on the settlement date.

The undersigned acknowledges and agrees that upon acceptance for exchange of the Trust Preferred Securities tendered herewith, without any further action, all other powers of attorney, proxies and consents given by the undersigned with respect to such Trust Preferred Securities or the Common Stock to be received in exchange for such Trust Preferred Securities will be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned (and, if given, will not be effective), except for powers of attorney, proxies, consents or revocations contemplated hereby.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Trust Preferred Securities tendered hereby. All authority conferred or agreed to be conferred in this letter of transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the section of the Prospectus entitled “The Exchange Offer—Withdrawal of Tenders.”

The undersigned hereby agrees that: (i) no tender of Trust Preferred Securities is valid until any defects or irregularity in connection with tenders of Trust Preferred Securities is cured within such time as the Company determines, unless waived by the Company; (ii) none of the Company, the Exchange Agent, the Information Agent, the Dealer Managers or any other person is under any duty to give notice of any defects or irregularities in the tenders of any Trust Preferred Securities or will incur any liability to holders for failure to give any such notice; (iii) a tender of Trust Preferred Securities will constitute a binding agreement between us upon the terms and subject to the conditions of the Exchange Offer; and (iv) all questions as to the form of documents (including notices of withdrawal) and the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tender of Trust Preferred Securities will be determined by the Company in its sole discretion and such determination shall be final and binding.

IMPORTANT

SIGNATURE REQUIRED

Must be signed by the registered holder(s) of the Trust Preferred Securities exactly as their name(s) appear(s) on a security position listing as the owner of Trust Preferred Securities on the books of DTC or its participants. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to the Company of such person’s authority to so act.

Signature(s) of Holders

Date:

Name(s):

Signature(s):

Capacity (full title):

Address (including zip code):

Area Code and Telephone No.:

GUARANTEE OF SIGNATURE(S)

(IF REQUIRED—SEE INSTRUCTION 1)

Date:

Name of Firm:

Address (including zip code):

Name:

Authorized Signature:

Area Code and Telephone No.:

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE

TRUST PREFERRED SECURITIES EXCHANGE OFFER

IMPORTANT: IN ORDER FOR YOU TO PARTICIPATE IN THE TRUST PREFERRED SECURITIES EXCHANGE OFFER, THE EXCHANGE AGENT MUST RECEIVE, ON OR BEFORE THE EXPIRATION DATE, THIS LETTER OF TRANSMITTAL OR, IN THE CASE OF TRUST PREFERRED SECURITIES DELIVERED BY BOOK-ENTRY TRANSFER THROUGH DTC, AN AGENT’S MESSAGE AND A DTC CONFIRMATION.

1. Guarantee of Signatures. All signatures on this letter of transmittal must be guaranteed by a firm that is a participant in the Security Transfer Agents Medallion Program or the Stock Exchange Medallion Program or is otherwise an “eligible guarantor institution” as that term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (generally a member of a registered national securities exchange, a member of the Financial Industry Regulatory Authority, Inc. or a commercial bank or trust company having an office in the United States) (an “Eligible Institution”), unless: (i) this letter of transmittal is signed by the registered holder of the Trust Preferred Securities tendered therewith and the Common Stock issued in exchange for Trust Preferred Securities is to be issued in the name of and delivered to, or if any Trust Preferred Securities not accepted for exchange are to be returned to, such holder or (ii) such Trust Preferred Securities are tendered for the account of an Eligible Institution.

2. Delivery of Letter of Transmittal. This letter of transmittal is to be used by each holder of the Trust Preferred Securities if delivery of Trust Preferred Securities is to be made by book-entry transfer, and instructions are not being transmitted through DTC’s Automated Tender Offer Program (“ATOP”).

DTC participants must electronically transmit their acceptance of the Exchange Offer by causing DTC to transfer their Trust Preferred Securities to the applicable Exchange Agent in accordance with DTC’s ATOP procedures for such a transfer. DTC will then send an Agent’s Message to the Exchange Agent. The term “Agent’s Message” means a message transmitted by DTC, received by the Company and forming part of the book-entry confirmation, to the effect that: (i) DTC has received an express acknowledgment from a participant in ATOP that it is tendering its Trust Preferred Securities; (ii) such participant has received and agrees to be bound by this letter of transmittal to the same extent as if it tendered Trust Preferred Securities pursuant to a manually executed letter of transmittal and (iii) the agreement may be enforced against such participant. Accordingly, this letter of transmittal need not be completed by a holder tendering through ATOP. However, the holder will be bound by the terms of this letter of transmittal and the Exchange Offer. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

If the holder beneficially owns Trust Preferred Securities that are held by or registered in the name of a bank, broker, custodian or other nominee and the holder wishes to participate in the Exchange Offer, the holder must promptly contact the holder’s bank, broker, custodian, commercial bank, trust company or other nominee to instruct it to tender the holder’s Trust Preferred Securities, to agree to the terms of this letter of transmittal. Holders are urged to instruct their bank, broker, custodian, commercial bank, trust company or other nominee at least five business days prior to the expiration date in order to allow adequate processing time for your instruction. Tenders not received by Global Bondholder Services Corporation, the exchange agent for the Exchange Offer, on or prior to the expiration date will be disregarded and have no effect.

Holders desiring to tender Trust Preferred Securities prior to the expiration date through DTC’s ATOP should note that such holders must allow sufficient time for completion of DTC’s ATOP procedures during the normal business hours of DTC prior to such date. The method of delivery of this letter of transmittal is at the holder’s own option and risk, and the delivery will be deemed made only when actually received by the Exchange Agent. Likewise, tenders via DTC’s ATOP shall be deemed made only when timely confirmed by DTC. In all cases, the holder should allow sufficient time to ensure timely processing of the holder’s tender.

The Company is not providing for guaranteed delivery procedures and therefore tendering holders must allow sufficient time for the necessary tender procedures to be completed prior to the expiration date. Holders should allow sufficient time for completion of the necessary tender procedures during the normal business hours of DTC. Tenders not received by the Exchange Agent prior to the expiration date will be disregarded and have no effect.

3. Signatures on Letter of Transmittal. If any Trust Preferred Securities tendered hereby are held of record by two or more persons, all such persons must sign this letter of transmittal. If any Trust Preferred Securities tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate letters of transmittal as there are different registrations of such Trust Preferred Securities. If this letter of transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person’s authority so to act must be submitted.

4. Withdrawal Procedures. Holders who wish to exercise their right of withdrawal with respect to the Trust Preferred Securities Exchange Offer must give written notice of withdrawal. Any such notice of withdrawal must: (i) specify the name of the holder that tendered the Trust Preferred Securities to be withdrawn, (ii) identify the Trust Preferred Securities to be withdrawn and liquidation amount of such Trust Preferred Securities, (iii) include a statement that the holder is withdrawing its election to exchange the Trust Preferred Securities, and (iv) be signed by the holder in the same manner as the original signature on the accompanying letter of transmittal by which such Trust Preferred Securities were tendered or otherwise as described above, including any required signature guarantee.

If a holder holds the Trust Preferred Securities in book-entry form, a withdrawal of Trust Preferred Securities will be effective if the holder complies with the appropriate procedures of DTC prior to the expiration date or if the holder’s Trust Preferred Securities are not previously accepted by the Company, after the expiration of 40 business days after the commencement of the Trust Preferred Securities Exchange Offer. The holder’s withdrawal must comply with the requirements set forth in the Prospectus.

Holders who wish to withdraw their Trust Preferred Securities which were previously tendered through a bank, broker, custodian or other nominee, should contact their bank, broker, custodian, commercial bank, trust company or other nominee for instructions on how to withdraw their Trust Preferred Securities.

Any Trust Preferred Securities validly withdrawn will not have been validly tendered for purposes of the Trust Preferred Securities Exchange Offer unless the Trust Preferred Securities so withdrawn are validly re-tendered.

5. Waiver of Conditions. The Company reserves the absolute right in its sole discretion to waive any of the specified conditions, in whole or in part, of the Exchange Offer, other than the condition relating to the effectiveness of the registration statement.

6. Validity; Irregularities. All questions as to the form of documents and the validity (including time of receipt), and acceptance for exchange of any tender of Trust Preferred Securities and any withdrawal of the Trust Preferred Securities will be determined by the Company, in its sole discretion, and its determination will be final and binding. Alternative, conditional or contingent tenders of Trust Preferred Securities will not be considered valid. The Company reserves the absolute right, in its sole discretion, to reject any and all tenders of Trust Preferred Securities that it determines are not in proper form or the acceptance of or exchange for which, in the Company’s opinion, would be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tenders in any tender of any Trust Preferred Securities. Any defect or irregularity in connection with tenders of Trust Preferred Securities must be cured within such time as the Company determines, unless waived by the Company. Tenders of Trust Preferred Securities shall not be deemed to have been made until all defects and irregularities have been waived by the Company or cured. A defective tender (which defect is not waived by us) will not constitute a valid tender of Trust Preferred Securities. None of the Company, the Exchange Agent, the Information Agent, the Dealer Managers or any other person will be under any duty to give notice of any defects or irregularities in the tenders of Trust Preferred Securities, or will incur any liability to holders for failure to give any such notice.

7. Inadequate Space. If the space provided in the above “Description of Trust Preferred Securities Tendered” box is inadequate, the aggregate liquidation amount of Trust Preferred Securities tendered and any other required information should be listed on a separate signed schedule and attached to this letter of transmittal.

8. Backup Withholding. Certain amounts payable pursuant to the Trust Preferred Securities Exchange Offer, including payments of cash in respect of any Accrued Distributions payable pursuant to the Trust Preferred Securities Exchange Offer to tendering holders (or other payees) may be subject to information reporting and backup withholding of U.S. federal income tax, currently at a rate of 28%. In addition, certain amounts payable with respect to the shares of Common Stock may be subject to information reporting and backup withholding of U.S. federal income tax, currently at a rate of 28%. To avoid backup withholding, each U.S. holder that does not otherwise establish an exemption should complete and return the Substitute Form W-9 set forth herein, certifying that such U.S. holder is a United States person, the taxpayer identification number provided is correct and such U.S. holder is not subject to backup withholding. Failure to provide the correct information on the IRS Form W-9 may subject the tendering U.S. holder to a $50 penalty imposed by the IRS and 28% federal backup withholding tax on any payment.

Backup withholding will not apply to a non-U.S. holder if (i) the holder certifies under penalties of perjury, by completing and submitting the appropriate IRS Form W-8 (or other applicable form), that it is a non-U.S. holder and (ii) neither the Company, the Exchange Agent nor the non-U.S. holder’s broker, as applicable, has actual knowledge to the contrary. An IRS Form W-8 (or other applicable form) and instructions for completing it may be obtained from the Exchange Agent or at the IRS website at www.irs.gov. In certain circumstances, the amount paid to a non-U.S. holder, the name and address of the beneficial owner and the amount, if any, of tax withheld may be reported to the IRS.

If the holder owns the Trust Preferred Securities through a broker who tenders the securities on the holder’s behalf, the holder may need to provide an IRS Form W-9, IRS Form W-8 or other applicable form to such broker in order to avoid backup withholding. The holder should consult the holder’s broker to determine whether any such forms are required.

Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS, provided that the required information is timely furnished to the IRS.

9. Transfer Taxes. The Company will pay all transfer taxes, if any, imposed by the United States and Puerto Rico or any jurisdiction therein with respect to the exchange and transfer of any Trust Preferred Securities to the Company pursuant to the Trust Preferred Securities Exchange Offer (for the avoidance of doubt, transfer taxes do not include income or backup withholding taxes).

10. Conflicts. In the event of any conflict between the terms of the Prospectus and the terms of this letter of transmittal, the terms of the Prospectus will control.

TO BE COMPLETED BY ALL TENDERING U.S. HOLDERS OF SECURITIES

PAYER’S NAME: —

Name (if in joint names, list first and circle the name of the person or entity whose number you enter in Part I as provided in the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “Guidelines”))

Business Name (Sole proprietors, see the instructions in the enclosed Guidelines)
Check appropriate box:	☐ Individual/Sole Proprietor	☐ Corporation	Exempt from backup withholding ☐
☐ Partnership
☐ Limited Liability Company. Enter the tax classification (D=disregarded entity, C=corporation, P=partnership)
☐ Other
Address
SUBSTITUTE FORM W-9 Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification

Part I-TIN Enter your TIN in the appropriate box at right. (For most individuals, this is your social security number. If you do not have a number, see Obtaining a Number in the enclosed Guidelines). Certify by signing and dating below.

Note: If the account is in more than one name, see chart in the enclosed Guidelines to determine which number to enter.

Social security number
OR Employer identification number
OR If awaiting TIN write “Applied For”

Part II-Certification-Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions: You must cross out item (2) above if the IRS has notified you that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

SIGNATURE		DATE , 2009

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE “APPLIED FOR” IN PART I OF THIS SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver such application in the near future. I understand that, notwithstanding the information I provided in Part II of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), all reportable payments made to me will be subject to a 28% backup withholding tax unless I provide a properly certified taxpayer identification number.

Signature                                                                                                          Date                     , 2009

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING TAX OF 28% OF ANY REPORTABLE PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 AND CONTACT YOUR TAX ADVISOR FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer. Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the Company.

For this type of account	Give the TAXPAYER IDENTIFICATION number of—	For this type of account	Give the TAXPAYER IDENTIFICATION number of—
1. An individual’s account	The individual	7. A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title) (4)

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)	8. Corporation or limited liability company (“LLC”) electing corporate status on Form 8832 account	The corporation

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)	9. Association, club, religious, charitable, education, or other tax exempt organization account	The organization

4. a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee (1)	10. Partnership or multimember LLC not electing corporate status on Form 8832 account	The partnership

b. So-called trust account that is not a legal or valid trust under state law	The actual owner (1)	11. A broker or registered nominee	The broker or registered nominee

5. Sole proprietorship disregarded entity owned by an individual	The owner (3)	12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
6. Disregarded entity not owned by an individual	The owner

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	You must show your individual name and you may also enter your business or “DBA” name on the “Business Name” line. You may use either your social security number or employer identification number (if you have one). If you are a sole proprietor, the IRS encourages you to use your social security number.
(4)	List first and circle the name of the legal trust, estate, or pension trust.

Note:	If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER

ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card, Form W-7, Application for an IRS Individual Taxpayer Identification Number, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service, from www.irs.gov or by calling 1-800-TAX-FORM and apply for a number.

Payees Exempt From Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

•

An organization exempt from tax under section 501 (a) of the Internal Revenue Code of 1986, as amended (the “Code”), an individual retirement arrangement (“IRA”), or a custodial account under section 403(b)(7) of the Code if the account satisfies the requirements of section 401(f)(2) of the Code.

•	The United States or any of its agencies or instrumentalities.

•	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

•	A foreign government, or any of its political subdivisions, agencies, or instrumentalities.

•	An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include the following:

•	A corporation.

•	A foreign central bank of issue.

•	A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A real estate investment trust.

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A common trust fund operated by a bank under section 584(a) of the Code.

•	A financial institution.

•	A middleman known in the investment community as a nominee or custodian.

•	A trust exempt from tax under section 664 of the Code or described in section 4947 of the Code.

Payments of interest not generally subject to backup withholding include the following:

•

Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments described in section 6049(b)(5) of the Code to non-resident aliens.

•	Payments made by certain foreign organizations.

Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. ENTER YOUR NAME (as described above), CHECK THE APPROPRIATE BOX FOR YOUR STATUS, CHECK THE BOX TITLED “EXEMPT FROM BACKUP WITHHOLDING,” SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N of the Code.

Privacy Act Notice—Section 6109 of the Code requires most recipients to provide your correct taxpayer identification number to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your taxpayer identification number whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not give a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalties for Failure to Furnish Taxpayer Identification Number—If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of Taxpayer Identification Number—If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

Any questions and requests for assistance may be directed to the Information Agent at the address and telephone numbers set forth below. Additional copies of the Prospectus, this letter of transmittal and any related documents may be obtained from the Information Agent at the address and telephone numbers set forth below. Questions regarding the terms of the Exchange Offer may be directed to the Dealer Managers at their respective address and telephone number set forth below. Holders of Trust Preferred Securities may also contact their broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Exchange Offer.

The Exchange Agent for the Trust Preferred Securities Exchange Offer is:

GLOBAL BONDHOLDER SERVICES CORPORATION

By Hand, Overnight Delivery or Mail (Registered or Certified Mail Recommended): Global Bondholder Services Corporation 65 Broadway, Suite 723 New York, NY 10006 Attention: Corporate Actions	By Facsimile Transmission (for Eligible Institutions only): Global Bondholder Services Corporation (212) 430-3775 Attention: Corporate Actions Confirm by Telephone: (212) 430-3774

The Information Agent for the Exchange Offer is:

Global Bondholder Services Corporation

65 Broadway, Suite 723

New York, NY 10006

Banks and Brokers, Call Collect:

(212) 430-3774

All Others Call Toll-Free:

(866) 540-1500

The Lead Dealer Managers for the Exchange Offer are:

UBS Investment Bank	Popular Securities, Inc

677 Washington Boulevard Stamford, Connecticut 06901 Attention: Liability Management Group U.S. Toll-Free: (888) 719-4210 Call Collect: (203) 719-4210	Popular Center, 12th Floor 209 Muñoz Rivera Avenue San Juan, PR 00918 Attention: Capital Markets Group Telephone: (787) 766-6601 Fax: (787) 766-4258

The Co-Lead Dealer Manager for the Exchange Offer Is:

Citigroup Global Markets Inc.

390 Greenwich Street, 4th Floor

New York, NY 10013

Attention: Liability Management Group

Toll-Free: (800) 558-3745